Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Income Tax Disclosure [Abstract]
INCOME TAXES
8. INCOME TAXES
For the three months ended March 31, 2026 and 2025, the Company recorded no provision for income taxes, resulting in an effective tax rate of 0% for each period. This reflects the US federal statutory rate of 21% on pre-tax
loss offset by a full valuation allowance against its net deferred tax assets where it is more likely than not that the deferred tax assets will not be realized. Although the Company generated pretax income during the three months ended March 31, 2026, no income tax expense was recorded due to the existence of a full valuation allowance against the Company’s federal and state deferred tax assets.
ASC
740-10,
Accounting for Uncertainty in Income Taxes
, prescribes a comprehensive model for the recognition, measurement, presentation, and disclosure in the financial statements for any uncertain tax positions that have been taken or expected to be taken on a tax return. As of March 31, 2026 and December 31, 2025, the Company had no unrecognized tax benefits. The amount of unrecognized tax benefits is not expected to significantly change over the next twelve months. No amounts, outside of valuation allowance, would impact the effective tax rate on continuing operations.
On July 4, 2025, the One Big Beautiful Bill (“OBBB”) was signed into law, making permanent several provisions of the Tax Cuts and Jobs Act of 2017 and introducing additional reforms to U.S. tax law. Although enacted after the close of fiscal year 2024, certain provisions of the OBBB were retroactively effective or materially influenced tax planning and accounting estimates during the year. Management has evaluated the retroactive and prospective effects of the OBBB and concluded that the bill did not result in a material change to the Company’s effective tax rate for 2026 and 2025. However, the legislation is expected to influence future tax planning, entity structuring, and investment decisions.
All tax returns will remain open for examination by the federal and state taxing authorities for three and four years, respectively, from the date of utilization of any net operating loss carryforwards.

8. INCOME TAXES
The Company’s loss before income taxes for the year ended December 31, 2025 and period from July 8, 2024 (inception) to December 31, 2024 was $71,774,579 and $593,556, respectively.
The provision for income taxes consisted of the following:

	Year Ended December 31, 2025	Period from July 8, 2024 (inception) to December 31, 2024
Current
Federal	$—	$—
State	—	—
Total current provision	—	—
Deferred
Federal	4,260,400	28,475
State	1,416,298	9,265
Change in valuation allowance	(5,676,698)	(37,740)
Total deferred provision	—	—
Total provision for income taxes	$—	$—
Deferred income tax reflects the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.
The Company adopted ASU
2023-09,
Income Taxes (Topic 740): Improvements To Income Tax Disclosures
on a retrospective basis beginning with the year ended December 31, 2025. The following table presents required disclosure pursuant to ASU
2023-09
and reconciles the Company’s U.S. federal statutory tax amount and rate to its actual effective amount as follows:

	Year Ended December 31, 2025		Period from July 8, 2024 (inception) to December 31, 2024
Tax, computed at the federal statutory rate	$(15,072,662)	21.0%	$(124,647)	21.0%
Permanent benefit item - fair value adjustment of SAFEs	8,257,513	(11.5%)	83,245	(14.0%)
Other nondeductible items	215,602	(0.3%)	1,595	(0.3%)
Other items	2,339,146	(3.3%)	2,067	(0.3%)
Change in valuation allowance	4,260,401	(5.9%)	37,740	(6.4%)
Benefit from income taxes	$—	0.0%	$—	0.0%
The Company made no income tax payments for the years ended December 31, 2025 and the period from July 8, 2024 (inception) through December 31, 2024.

The significant components of the Company’s deferred income tax assets were as follows:

	Year Ended December 31, 2025	Period from July 8, 2024 (inception) to December 31, 2024
Deferred tax assets:
Net operating losses	$924,093	$36,969
Stock based compensation	226,224	771
Deferred lease liability	14,056	—
Legal settlement accrual	4,573,919	—
Other	9	—
Total deferred tax assets	5,738,301	37,740
Less valuation allowance	(5,714,438)	(37,740)
Total deferred tax assets	23,863	—
Deferred tax liabilities
Right-of-use assets	(22,837)	—
Property and equipment	(1,026)	—
Total deferred tax liabilities	(23,863)	—
Net deferred tax assets	$—	$—
The Company has evaluated the available positive and negative evidence supporting the realization of its gross deferred tax assets, including its cumulative losses, and the amount and timing of future taxable income, and has determined it is more likely than not that historical U.S. federal and state deferred tax assets will not be realized. Accordingly, the Company recorded a valuation allowance as of December 31, 2025 and 2024 against these deferred tax assets. The Company recorded a change in valuation allowance for the year ended December 31, 2025 and the period from July 8, 2024 (inception) to December 31, 2024 of $5,676,698 and $37,740, respectively.
As of December 31, 2025 and 2024, the Company continues to provide a valuation allowance against federal and state deferred tax assets that are not expected to be realizable. The Company continues to evaluate the realizability of deferred tax assets and the related valuation allowance. If the Company’s assessment of the deferred tax assets or the corresponding valuation allowance were to change, the Company would record the related adjustment to income tax expense (benefit) during the period in which the determination is made. Accordingly, the U.S. net deferred tax assets have been fully reduced by the valuation allowance at December 31, 2025 and 2024.
As of December 31, 2025 and 2024, the Company had federal net operating loss (“NOL”) carryforwards of approximately $3,302,204 and $132,897, respectively, which do not expire federal tax purposes. As of December 31, 2025 and 2024, the Company had state NOL carryforwards of approximately $3,302,447 and $129,966, respectively, which will begin to expire in 2044 for state tax purposes.
ASC
740-10,
Accounting for Uncertainty in Income Taxes
, prescribes a comprehensive model for the recognition, measurement, presentation and disclosure in the financial statements for any uncertain tax positions that have been taken or expected to be taken on a tax return. As of December 31, 2025 and 2024, the Company had no unrecognized tax benefits. No amounts, outside of valuation allowance, would impact the effective tax rate on continuing operations.
On July 4, 2025, the One Big Beautiful Bill (“OBBB”) was signed into law, making permanent several provisions of the Tax Cuts and Jobs Act of 2017 and introducing additional reforms to U.S. tax law. Although enacted after the close of fiscal year 2024, certain provisions of the OBBB were retroactively effective or materially influenced tax planning and accounting estimates during the year. Management has evaluated the retroactive and prospective effects of the OBBB and concluded that the bill did not result in a material change to the Company’s effective tax rate for 2024. However, the legislation is expected to influence future tax planning, entity structuring, and investment decisions.
All tax returns will remain open for examination by the federal and state taxing authorities for three and four years, respectively, from the date of utilization of any net operating loss carryforwards.